Exhibit 99.1

TABLE I - NON-DERIVATIVE SECURITIES ACQUIRED, DISPOSED OF, OR BENEFICIALLY OWNED

1. Title of Security (Instr. 3)	2. Transaction Date (Month/Day/Year)	2A. Deemed Execution Date, if any (Month/Day/Year)	3. Transaction Code (Instr. 8)		4. Securities Acquired (A) or Disposed Of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Ownership Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
			Code	V	Amount	(A) or (D)	Price
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,728	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,628	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,528	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,428	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,328	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,228	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.29	1,128	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.28	1,028	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.28	928	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.28	828	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.27	728	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.27	628	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		200	D	$12.27	428	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		100	D	$12.28	328	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/11/2022		S		328	D	$12.27	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		P		700	A	$12.0965	700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		S		200	D	$11.9701	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		S		200	D	$11.9701	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		S		100	D	$11.9701	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		S		100	D	$11.98	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	08/29/2022		S		100	D	$11.98	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		44	A	$11.66	344	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		1,400	A	$11.66	1,744	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		38	A	$11.66	1,782	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		97	A	$11.66	1,879	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		827	A	$11.65	2,706	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	2,806	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		800	A	$11.66	3,606	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		25	A	$11.66	3,631	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	3,731	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		49	A	$11.66	3,780	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		300	A	$11.66	4,080	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	4,180	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	4,280	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	4,380	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		100	A	$11.66	4,480	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		P		20	A	$11.66	4,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		1,400	D	$11.66	3,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	3,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		300	D	$11.66	2,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		25	D	$11.66	2,675	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		38	D	$11.66	2,637	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	2,537	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	2,437	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		44	D	$11.66	2,393	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		827	D	$11.65	1,566	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	1,466	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		800	D	$11.66	666	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		97	D	$11.66	569	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	469	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	369	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	269	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	169	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		100	D	$11.66	69	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		20	D	$11.66	49	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/13/2022		S		49	D	$11.66	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/20/2022		P		36	A	$10.7822	36	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/24/2022		S		36	D	$10.5642	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/28/2022		P		600	A	$10.4	600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/31/2022		S		100	D	$10.374	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/31/2022		S		500	D	$10.37	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/20/2022		P		1,500	A	$11.245	1,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2023		S		1,500	D	$11.495	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		P		100	A	$11.65	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		P		100	A	$11.65	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		P		600	A	$11.65	800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		P		100	A	$11.66	900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		P		38	A	$11.65	938	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		S		600	D	$11.65	338	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		S		100	D	$11.65	238	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		S		38	D	$11.65	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		S		100	D	$11.66	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/12/2023		S		100	D	$11.65	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/17/2023		P		3,366	A	$11.7973	3,366	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/18/2023		S		3,357	D	$11.8873	9	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/19/2023		S		9	D	$11.8294	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		P		200	A	$11.43	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/28/2023		S		200	D	$11.43	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/12/2023		S		10	D	$11.5008	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/15/2023		P		10	A	$11.4783	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		P		4,500	A	$11.445	4,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	4,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	4,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	3,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	3,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	3,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	2,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	2,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	2,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	2,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	2,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		200	D	$11.44	2,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		92	D	$11.44	2,008	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		8	D	$11.44	2,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		92	D	$11.44	1,608	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,508	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		8	D	$11.44	1,500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		43	D	$11.44	1,257	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		57	D	$11.44	1,200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	1,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.43	900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.42	800	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.42	700	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.43	600	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		95	D	$11.44	405	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		5	D	$11.44	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	05/17/2023		S		100	D	$11.44	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		P		291	A	$11.26	291	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		72	D	$11.27	219	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		26	D	$11.275	193	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		47	D	$11.275	146	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		73	D	$11.285	73	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		30	D	$11.295	43	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/05/2023		S		43	D	$11.295	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		P		100	A	$11.325	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		P		200	A	$11.32	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		P		100	A	$11.32	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		P		500	A	$11.32	900	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		P		100	A	$11.32	1,000	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		S		500	D	$11.32	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		S		100	D	$11.32	400	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		S		100	D	$11.325	300	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		S		200	D	$11.32	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/07/2023		S		100	D	$11.32	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/28/2023		P		100	A	$11.505	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/28/2023		P		100	A	$11.5	200	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/28/2023		S		100	D	$11.5	100	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/28/2023		S		100	D	$11.505	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾

Explanation of Responses:

1.  This statement is jointly filed by Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), BofA Securities, Inc. (“BofA Securities”), and Bank of America, N.A. (“BANA”) (together, the “Reporting Persons”). Bank of America Corporation holds an indirect interest in the securities listed in this Report by virtue of its 100% ownership of its subsidiaries Merrill Lynch, BofA Securities, and BANA. Each Reporting Person disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein, if any, and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Securities Exchange Act of 1934 (the “Exchange Act”), or for any other purpose.
2.  Each Reporting Person declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) of the Exchange Act or any other purpose, (i) acting (or has agreed or is agreeing to act together with any other person) as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Issuer or otherwise with respect to the Issuer or any securities of the Issuer or (ii) a member of any group  with respect to the Issuer or any securities of the Issuer.
3.  Without conceding its status as a greater than 10% beneficial owner or that the reported transactions are subject to disclosure under Section 16(a) of the Exchange Act or short-swing profit recovery under Section 16(b) of the Exchange Act, the amount of profit potentially recoverable by the Issuer from the reported transactions in the event that the Reporting Persons were greater than 10% beneficial owners and the transactions were subject to Section 16(b) has been or will be remitted to the Issuer.
**Intentional misstatements or omissions of facts constitute Federal Criminal Violations.
See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).